Contacts:
Progenics Pharmaceuticals, Inc.:
Investor Contact:
Richard W. Krawiec, Ph.D.
Vice President, Corporate Affairs
(914) 789-2814
rkrawiec@progenics.com

Dory A. Lombardo
Senior Manager, Corporate Affairs
(914) 789-2818
dlombardo@progenics.com

Media Contact:
Aline Schimmel
WeissComm Partners
(312) 284-4706
Wyeth: Media Contacts: Sal Foti Wyeth Pharmaceuticals (484) 865-3490 Gwen Fisher Wyeth Pharmaceuticals (484) 865-5160 Investor Contact: Justin Victoria Wyeth (973) 660-5340

PROGENICS AND WYETH ANNOUNCE NDA REVIEW PERIOD
FOR SUBCUTANEOUS METHYLNALTREXONE
EXTENDED BY THREE MONTHS

Tarrytown, NY and Collegeville, Pa., January 10, 2008 – Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) and Wyeth Pharmaceuticals, a division of Wyeth (NYSE: WYE), today announced that the U.S. Food and Drug Administration (FDA) has extended by three months the action date for its review of the New Drug Application (NDA) for subcutaneous methylnaltrexone. The FDA’s revised action date for methylnaltrexone, currently being reviewed for the treatment of opioid-induced constipation (OIC) in patients receiving palliative care, is now April 30, 2008.

The FDA, in its review of this NDA, requested the results from a recently completed QT study of intravenous methylnaltrexone, which is being developed for the management of post-operative ileus (POI).  This study, which was submitted to the FDA, reported that there was no evidence of an effect of methylnaltrexone on QT prolongation.  The FDA recently notified Progenics that it needs the extended time to review fully this study.

        “We, along with our collaborator, Wyeth, are confident in our subcutaneous methylnaltrexone submission,” says Paul J. Maddon, M.D., Ph.D, Founder, Chief Executive Officer and Chief Science Officer, Progenics Pharmaceuticals, Inc. “We are enthusiastic about the entire methylnaltrexone program and plan to submit an NDA for the intravenous formulation of methylnaltrexone for the management of post-operative ileus later this year.”

About Methylnaltrexone

Methylnaltrexone is a peripherally acting mu-opioid receptor antagonist designed to mitigate the side effects of opioids on peripheral receptors without interfering with pain relief in the central nervous system (CNS) – the brain and spinal cord. Methylnaltrexone is being developed in subcutaneous and oral forms to treat OIC as well as an intravenous form for the management of POI.

In March 2007, Progenics submitted a new drug application (NDA) to the FDA for subcutaneous methylnaltrexone, followed in May 2007 by Wyeth’s submission of a marketing authorization application in Europe to the EMEA. The MAA has been validated, and the EMEA review is expected to occur in 2008. Similarly, in August 2007, Wyeth submitted a marketing application to the Therapeutic Goods Administration division of the Australian government for methylnaltrexone.

Methylnaltrexone is being developed in two additional formulations: an oral form to treat OIC and an intravenous form for the management of POI, a prolonged dysfunction of the gastrointestinal tract following surgery. The companies have completed enrollment in two pivotal phase 3 clinical trials of intravenous methylnaltrexone in POI and have ongoing phase 2 studies of oral methylnaltrexone for OIC.  In mid-2008, the companies plan to submit a New Drug Application to the FDA for intravenous methylnaltrexone for the treatment of POI.

About the Companies

Wyeth Pharmaceuticals, a division of Wyeth, has leading products in the areas of women’s health care, infectious disease, gastrointestinal health, central nervous system, inflammation, transplantation, hemophilia, oncology, vaccines and nutritional products. Wyeth is one of the world’s largest research-driven pharmaceutical and health care products companies. It is a leader in the discovery, development, manufacturing and marketing of pharmaceuticals, vaccines, biotechnology products and non-prescription medicines that improve the quality of life for people worldwide. The Company’s major divisions include Wyeth Pharmaceuticals, Wyeth Consumer Healthcare and Fort Dodge Animal Health.

WYETH DISCLOSURE NOTICE: The statements in this press release that are not historical facts are forward-looking statements based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products, and our pipeline products (including that there can be no assurance that the pending NDA for subcutaneous methylnatrexone will be approved or that the product will ever be successfully commercialized); government cost-containment initiatives; restrictions on third-party payments for our products; substantial competition in our industry, including from branded and generic products; data generated on our products; the importance of strong performance from our principal products and our anticipated new product introductions; the highly regulated nature of our business; product liability, intellectual property and other litigation risks and environmental liabilities; uncertainty regarding our intellectual property rights and those of others; difficulties associated with, and regulatory compliance with respect to, manufacturing of our products; risks associated with our strategic relationships; economic conditions including interest and currency exchange rate fluctuations; changes in generally accepted accounting principles; trade buying patterns; the impact of legislation and regulatory compliance; risks and uncertainties associated with global operations and sales; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual report on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS.” The forward-looking statements in this press release are qualified by these risk factors. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Progenics Pharmaceuticals, Inc., of Tarrytown, NY, is a biopharmaceutical company focusing on the development and commercialization of innovative therapeutic products to treat the unmet medical needs of patients with debilitating conditions and life-threatening diseases. Principal programs are directed toward gastroenterology as well as the treatment of HIV infection and cancer. Progenics is collaborating with Wyeth Pharmaceuticals to develop methylnaltrexone for the treatment of opioid-induced side effects, including constipation (oral and subcutaneous formulations) and post-operative bowel ileus (intravenous formulation).  In the area of HIV infection, the Company is developing the viral-entry inhibitor PRO 140, a humanized monoclonal antibody targeting the HIV entry co-receptor CCR5, which has completed phase 1b clinical studies with positive results. In the area of prostate cancer, the Company is developing a human monoclonal antibody drug conjugate – a selectively targeted cytotoxic antibody directed against prostate-specific membrane antigen (PSMA), a protein found on the surface of prostate cancer cells. Progenics is also developing vaccines designed to stimulate an immune response to PSMA.

PROGENICS DISCLOSURE NOTICE:The information contained in this document is current as of January 10, 2008. This press release contains forward-looking statements. Any statements contained herein that are not statements of historical fact may be forward-looking statements. When the Company uses the words “anticipates,” “plans,” “expects” and similar expressions, it is identifying forward-looking statements. Such forward-looking statements involve risks and uncertainties which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Such factors include, among others, the uncertainties associated with product development, the risk that clinical trials will not commence or proceed as planned, the risks and uncertainties associated with dependence upon the actions of our corporate, academic and other collaborators and of government regulatory agencies, the risk that our licenses to intellectual property may be terminated because of our failure to have satisfied performance milestones, the risk that products that appear promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that we may not be able to manufacture commercial quantities of our products, the uncertainty of future profitability and other factors set forth more fully in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and other reports filed with the Securities and Exchange Commission, to which investors are referred for further information. In particular, the Company cannot assure you that any of its programs will result in a commercial product.

Progenics does not have a policy of updating or revising forward-looking statements and assumes no obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments. Thus, it should not be assumed that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

Editor’s Note:
Additional information on Progenics available at http://www.progenics.com
Additional information on Wyeth available at http://www.wyeth.com